UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Unconstrained Income Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

48 Statement of Assets and Liabilities

51 Statement of Operations

53 Statement of Changes in Net Assets

54 Financial Highlights

60 Notes to Financial Statements

82 Report of Independent Registered Public Accounting Firm

83 Information About Your Fund's Expenses

85 Tax Information

86 Advisory Agreement Board Considerations and Fee Evaluation

91 Board Members and Officers

96 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Process

In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Portfolio management will not be constrained in the management of the fund relative to an index and may shift the allocations of the fund’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund’s holdings.

Deutsche Unconstrained Income Fund returned –3.00% during the 12-month period ended October 31, 2015, which compares with returns of 1.67% for the benchmark, the Barclays U.S. Universal Index, and –0.93% for its Morningstar peer group, Multisector Bond Funds.

The underlying segments of the bond market experienced highly divergent trends during the past year, a fact belied by the headline return for the benchmark. Mounting evidence of slowing global economic growth proved to be the key issue driving this divergence. Europe and Japan both struggled to maintain positive gross domestic product growth despite substantial central bank stimulus, and China’s weaker-than-expected data raised questions about the true strength of the nation’s economy. The U.S. economy continued to deliver superior growth compared to other developed markets, but sluggish data in both the first and third calendar quarters of 2015 was enough to prompt the U.S. Federal Reserve Board (the Fed) to delay its long-anticipated interest-rate increase.

This slow-growth environment supported the performance of the interest-rate-sensitive segments of the market, particularly longer-term U.S. Treasuries. The strength in Treasuries, in turn, fed through to other rate-sensitive market segments such as mortgage-backed securities and asset-backed securities. Corporate bonds also closed the annual period slightly in the black, although heavy new-issue supply contributed to their underperformance relative to Treasuries.

While these rate-sensitive market segments delivered narrow gains, the higher-risk credit sectors underperformed. High-yield bonds finished with a loss of –2.43%, as gauged by the Credit Suisse High Yield Index, which reflected the impact of falling oil prices on the many energy issuers within the asset class. Emerging-markets bonds also closed in the red due to the unfavorable backdrop of instability in China, weak commodity prices, a corruption scandal at the Brazilian state-owned oil company Petrobras and poor currency performance relative to the U.S. dollar. In combination, these issues caused the asset class to underperform sharply and brought the one-year return of the JPMorgan EMBI Global Diversified Index to 0.39%.

Fund Performance

The fund’s allocations to high-yield bonds and the emerging markets was the primary factor in its underperformance during the past 12 months ended October 31, 2015. Our weightings in these groups were an important factor in the fund’s positive performance in the 2012 to 2014 interval, and we continued to favor the credit sectors coming into the reporting period due to their above-average yields and the backdrop of positive global growth. However, the rapid downturn in both segments caused this positioning to detract from performance during the past year.

We took steps to reduce risk in the portfolio throughout the period by taking down the fund’s weightings in these asset classes. The fund held approximately 30% in high yield and 8% in the emerging markets at the close of the period, which compares to 50% and 18%, respectively, on October 31, 2014. We elected to redeploy the proceeds of these sales into cash and U.S. Treasuries, a move that provided a measure of defensiveness to the portfolio at a time of elevated volatility and periodic "flights to quality."

We also chose to become more defensive with regard to our positioning in both areas. Within the high-yield portfolio, we increased overall credit quality and reduced the fund’s weighting in commodity-sensitive issuers. In the emerging markets, we reduced our allocation to corporate bonds in general and to Brazilian corporates in particular, while increasing the fund’s weighting in government issues. The remaining position in corporates was largely focused on the higher-rated debt of companies whose cash flows aren’t dependent on commodity prices. We also focused on the more stable countries within the asset class, such as Mexico, India and Indonesia, while avoiding higher-risk markets. Not least, we maintained an emphasis on dollar-denominated debt over local-currency issues.

"The underlying segments of the bond market experienced highly divergent trends during the past year, a fact belied by the headline return for the benchmark."

The fund’s position in senior loans also detracted from performance early in the period, but loans performed well vs. other spread sectors during the second half of the year. We believe loans can provide a measure of ballast to the portfolio, since they feature a lower degree of downside risk than other credit sectors due to their higher rank within corporations’ capital structures. In addition, we believe senior loans’ floating-rate structure may attract above-average demand at a time when investors are concerned about the potential for the Fed to raise rates. We achieve a portion of the fund’s exposure to the senior loan market through a position in Deutsche Floating Rate Fund.

The fund’s investment-grade allocation performed well in the environment of falling yields, and it added an element of stability to the portfolio. We continued to favor structured products (mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) over investment-grade corporate bonds. The corporate market remained under pressure from a high level of new-issue supply, as many companies have increased debt-to-fund-share repurchases and other forms of financial engineering rather than investing in future growth. At the same time, we found more compelling risk/return opportunities among mortgage-backed securities and asset-backed securities, where many issues offered higher yields than similarly rated debt in the corporate space.

The fund’s U.S.-focused duration and yield curve positioning had a neutral impact on performance, while its allocation to non-U.S. developed-market bonds such as Australia, New Zealand and Ireland had a positive influence.

The fund employed derivatives during the period to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the fund’s use of derivatives for non-hedging purposes contributed positively to performance during the past year, particularly within the currency space.

Outlook and Positioning

We hold a cautious view on the financial markets, and we have positioned the portfolio for an environment of continued volatility. Growth has slowed across the globe, and the potential for a recession — while still not the most likely scenario — has increased. In addition, Fed policy and China’s economic outlook represented important sources of uncertainty as the period drew to a close. In our view, these circumstances indicate that an emphasis on managing risk, rather than reaching for yield, is the prudent course in the current environment. At the same time, we continue to use our "go-anywhere" approach to identify value opportunities created by short-term market volatility.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

The unmanaged Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Multisector Bond Funds category consists of funds that diversify their assets among several fixed-income sectors.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Senior loans are loans that banks make to corporations and then package and sell to investors.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.00%	3.35%	5.32%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–5.67%	2.78%	5.03%
Barclays U.S. Universal Index†	1.67%	3.32%	4.92%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.84%	2.48%	4.45%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–6.63%	2.31%	4.45%
Barclays U.S. Universal Index†	1.67%	3.32%	4.92%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.69%	2.58%	4.51%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.69%	2.58%	4.51%
Barclays U.S. Universal Index†	1.67%	3.32%	4.92%
Class R6		1 Year	Life of Class*
Average Annual Total Returns as of 10/31/15
No Sales Charges		–2.98%	–3.21%
Barclays U.S. Universal Index†		1.67%	1.58%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–3.00%	3.55%	5.54%
Barclays U.S. Universal Index†	1.67%	3.32%	4.92%
Institutional Class			Life of Class**
Average Annual Total Returns as of 10/31/15
No Sales Charges			–3.02%
Barclays U.S. Universal Index†			1.67%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.09%, 1.94%, 1.84%, 0.75% and 0.88% for Class A, Class B, Class C, Class R6 and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Unconstrained Income Fund — Class A ■ Barclays U.S. Universal Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through October 31, 2015, which is based on the performance period of the life of Class R6.

** Institutional Class commenced operations on November 3, 2014. The performance shown for the index is for the time period of October 31, 2014 through October 31, 2015, which is based on the performance period of the life of Institutional Class.

† The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/15	$ 4.53	$ 4.54	$ 4.57	$ 4.53	$ 4.54	$ 4.53
11/3/14	$ —	$ —	$ —	$ —	$ —	$ 4.87
10/31/14	$ 4.87	$ 4.87	$ 4.90	$ 4.87	$ 4.88	$ —
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .19	$ .15	$ .15	$ .20	$ .20	$ .20***
October Income Dividend	$ .0122	$ .0087	$ .0094	$ .0126	$ .0131	$ .0126
SEC 30-day Yield‡‡	2.88%	2.33%	2.22%	3.02%	3.03%	2.95%
Current Annualized Distribution Rate‡‡	3.22%	2.30%	2.47%	3.34%	3.46%	3.34%

*** For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.86%, 2.32%, 2.21%, 3.02% and 2.53% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.20%, 2.29%, 2.46%, 3.45% and 2.92% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 42.7%
Consumer Discretionary 6.9%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		165,000	167,475
Ally Financial, Inc.:
3.25%, 2/13/2018 (b)		420,000	422,100
3.5%, 1/27/2019		910,000	915,687
4.125%, 3/30/2020 (b)		405,000	418,162
Altice Financing SA, 144A, 6.5%, 1/15/2022		210,000	212,625
AMC Entertainment, Inc., 5.875%, 2/15/2022 (b)		260,000	269,100
AMC Networks, Inc., 7.75%, 7/15/2021		95,000	101,888
AmeriGas Finance LLC:
6.75%, 5/20/2020 (b)		560,000	580,300
7.0%, 5/20/2022		430,000	453,650
APX Group, Inc., 6.375%, 12/1/2019		235,000	228,538
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		905,000	970,612
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		425,000	393,125
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		640,000	637,600
5.5%, 4/1/2023 (b)		250,000	259,063
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		355,000	321,684
5.165%, 8/1/2044		410,000	370,105
Block Communications, Inc., 144A, 7.25%, 2/1/2020		385,000	386,925
Boyd Gaming Corp., 6.875%, 5/15/2023		195,000	206,700
Caleres, Inc., 144A, 6.25%, 8/15/2023		165,000	166,650
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		510,000	511,275
144A, 5.375%, 5/1/2025 (b)		385,000	381,150
144A, 5.875%, 5/1/2027		640,000	640,000
7.0%, 1/15/2019		54,000	55,485
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		75,000	76,236
144A, 6.484%, 10/23/2045		60,000	62,220
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		762,000	732,084
144A, 6.375%, 9/15/2020		1,925,000	1,927,406
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		295,000	303,850
Series B, 6.5%, 11/15/2022		415,000	432,637
Series A, 7.625%, 3/15/2020		115,000	116,725
Series B, 7.625%, 3/15/2020		1,810,000	1,877,875
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	25,375
Columbus International, Inc., 144A, 7.375%, 3/30/2021		1,000,000	1,040,000
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		305,000	268,244
CVS Health Corp., 5.125%, 7/20/2045		135,000	144,731
D.R. Horton, Inc., 4.0%, 2/15/2020		125,000	128,750
Dana Holding Corp., 5.5%, 12/15/2024		250,000	249,375
Discovery Communications LLC, 4.875%, 4/1/2043		50,000	44,211
DISH DBS Corp.:
4.25%, 4/1/2018		345,000	344,569
5.0%, 3/15/2023		465,000	430,125
6.75%, 6/1/2021		470,000	485,275
7.875%, 9/1/2019		45,000	49,378
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		600,000	625,500
144A, 5.75%, 3/1/2023		490,000	516,337
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		460,000	464,600
General Motors Co., 4.0%, 4/1/2025		3,800,000	3,703,438
General Motors Financial Co., Inc.:
3.2%, 7/13/2020		170,000	168,654
3.25%, 5/15/2018		120,000	121,459
Global Partners LP, 7.0%, 6/15/2023		320,000	300,800
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		1,575,000	1,590,750
HD Supply, Inc.:
7.5%, 7/15/2020 (b)		140,000	149,100
11.5%, 7/15/2020		495,000	559,969
Hertz Corp., 6.75%, 4/15/2019		315,000	323,269
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		190,000	184,300
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		180,000	135,900
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		60,000	61,200
144A, 7.0%, 9/1/2020		430,000	455,800
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		290,000	295,075
Mediacom Broadband LLC:
5.5%, 4/15/2021		60,000	58,050
6.375%, 4/1/2023		430,000	414,950
Mediacom LLC, 7.25%, 2/15/2022		115,000	116,438
MGM Resorts International, 6.75%, 10/1/2020 (b)		612,000	651,780
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		215,000	218,494
Numericable-SFR:
144A, 4.875%, 5/15/2019		1,105,000	1,110,525
144A, 6.0%, 5/15/2022		900,000	902,250
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		200,000	213,000
Quebecor Media, Inc., 5.75%, 1/15/2023		220,000	225,500
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		35,000	35,525
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		515,000	518,862
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (b)		150,000	149,625
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		245,000	259,700
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		775,000	823,825
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		165,000	175,931
Springs Industries, Inc., 6.25%, 6/1/2021		365,000	363,175
Starz LLC, 5.0%, 9/15/2019		210,000	214,751
Suburban Propane Partners LP, 5.75%, 3/1/2025		210,000	202,125
Time Warner Cable, Inc., 7.3%, 7/1/2038		625,000	677,034
UCI International, Inc., 8.625%, 2/15/2019		130,000	92,300
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,080,000	1,110,024
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		325,000	319,313
144A, 8.5%, 10/15/2022		215,000	233,813
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025		230,000	219,075
			36,771,181
Consumer Staples 1.3%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		106,000	112,493
Cott Beverages, Inc.:
5.375%, 7/1/2022		560,000	557,200
6.75%, 1/1/2020		250,000	265,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		760,000	792,300
Imperial Tobacco Finance PLC, 144A, 4.25%, 7/21/2025		100,000	102,350
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (b)		610,000	626,775
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		255,000	246,713
144A, 7.25%, 6/1/2021		670,000	700,987
144A, 8.25%, 2/1/2020		1,025,000	1,073,687
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,050,000	1,134,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		270,000	276,075
Post Holdings, Inc., 144A, 6.75%, 12/1/2021 (b)		100,000	103,500
Reynolds American, Inc.:
4.45%, 6/12/2025		70,000	73,044
5.85%, 8/15/2045		40,000	44,373
Smithfield Foods, Inc., 6.625%, 8/15/2022		10,000	10,700
The WhiteWave Foods Co., 5.375%, 10/1/2022		275,000	294,938
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020 (PIK) (b)		1,554,374	528,487
			6,942,622
Energy 4.8%
Antero Resources Corp.:
5.125%, 12/1/2022		460,000	412,850
5.375%, 11/1/2021		1,360,000	1,251,200
144A, 5.625%, 6/1/2023 (b)		270,000	248,400
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		95,000	79,800
144A, 5.625%, 6/1/2024		115,000	94,875
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		130,000	121,550
California Resources Corp.:
5.0%, 1/15/2020 (b)		575,000	418,312
5.5%, 9/15/2021 (b)		232,000	159,500
6.0%, 11/15/2024 (b)		185,000	125,800
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		320,000	304,400
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		860,000	541,800
Concho Resources, Inc., 5.5%, 4/1/2023		730,000	733,650
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		130,000	110,500
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	507,500
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		655,000	628,800
144A, 8.125%, 9/15/2023		395,000	395,987
EP Energy LLC, 6.375%, 6/15/2023 (b)		290,000	218,225
Gulfport Energy Corp., 6.625%, 5/1/2023		130,000	118,950
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		235,000	212,675
144A, 5.75%, 10/1/2025		455,000	420,875
Holly Energy Partners LP, 6.5%, 3/1/2020		110,000	109,450
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		200,000	161,500
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		1,000,000	1,102,780
Kinder Morgan, Inc.:
3.05%, 12/1/2019		605,000	586,453
5.55%, 6/1/2045		400,000	336,740
7.25%, 6/1/2018		280,000	306,093
Laredo Petroleum, Inc., 6.25%, 3/15/2023		405,000	388,800
Lukoil International Finance BV, 144A, 3.416%, 4/24/2018		1,000,000	974,660
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		240,000	210,600
144A, 7.0%, 3/31/2024		810,000	700,650
Memorial Resource Development Corp., 5.875%, 7/1/2022		235,000	221,488
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		370,000	390,350
Newfield Exploration Co., 5.375%, 1/1/2026		205,000	194,750
Noble Holding International Ltd., 4.0%, 3/16/2018		30,000	27,577
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		465,000	384,555
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		840,000	716,100
6.875%, 1/15/2023		300,000	259,500
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		500,000	400,000
ONEOK Partners LP, 4.9%, 3/15/2025		160,000	147,511
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019		500,000	217,500
Parsley Energy LLC, 144A, 7.5%, 2/15/2022 (b)		50,000	50,375
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	532,601
Range Resources Corp., 144A, 4.875%, 5/15/2025		260,000	232,700
Regency Energy Partners LP:
5.0%, 10/1/2022		150,000	145,777
5.875%, 3/1/2022		30,000	30,809
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		70,000	64,750
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		1,000,000	1,033,318
RSP Permian, Inc.:
6.625%, 10/1/2022		650,000	643,500
144A, 6.625%, 10/1/2022		135,000	133,650
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		885,000	878,362
5.625%, 4/15/2023		200,000	194,625
144A, 5.625%, 3/1/2025		340,000	325,975
5.75%, 5/15/2024		200,000	193,000
Sabine Pass LNG LP, 7.5%, 11/30/2016		100,000	103,188
SESI LLC, 7.125%, 12/15/2021		70,000	67,993
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		95,000	86,450
Sunoco LP:
144A, 5.5%, 8/1/2020		195,000	199,875
144A, 6.375%, 4/1/2023		200,000	201,500
Talos Production LLC, 144A, 9.75%, 2/15/2018		250,000	120,625
Targa Resources Partners LP, 4.125%, 11/15/2019		100,000	93,000
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		460,000	424,350
Tesoro Corp., 4.25%, 10/1/2017		220,000	224,950
Transocean, Inc., 4.3%, 10/15/2022		1,285,000	839,902
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		500,000	513,750
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	183,000
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		240,000	222,900
6.25%, 4/1/2023 (b)		1,260,000	1,171,800
Williams Partners LP:
4.0%, 9/15/2025		200,000	170,204
6.125%, 7/15/2022		335,000	342,915
WPX Energy, Inc.:
5.25%, 1/15/2017 (b)		250,000	251,250
8.25%, 8/1/2023 (b)		350,000	329,000
YPF SA, 144A, 8.5%, 7/28/2025		750,000	737,250
			25,686,050
Financials 7.8%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		490,000	510,825
AerCap Ireland Capital Ltd., 5.0%, 10/1/2021		170,000	177,650
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		300,000	309,000
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,014,385
Bank of America Corp., 3.875%, 8/1/2025		3,800,000	3,866,154
Barclays Bank PLC, 7.625%, 11/21/2022		1,510,000	1,724,231
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		1,000,000	1,122,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		1,025,000	972,358
CIT Group, Inc., 3.875%, 2/19/2019		2,805,000	2,847,075
CNO Financial Group, Inc.:
4.5%, 5/30/2020		95,000	98,800
5.25%, 5/30/2025		195,000	207,188
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	518,350
Credit Agricole SA, 144A, 7.875%, 1/29/2049		910,000	933,772
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,500,000	2,339,130
E*TRADE Financial Corp., 4.625%, 9/15/2023		270,000	278,775
Equinix, Inc., (REIT), 5.375%, 4/1/2023		1,915,000	1,991,600
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		360,000	348,015
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		1,020,000	1,053,289
HSBC Holdings PLC:
5.625%, 12/29/2049		1,020,000	1,019,362
6.375%, 12/29/2049		960,000	950,243
International Lease Finance Corp.:
3.875%, 4/15/2018		2,555,000	2,593,325
5.75%, 5/15/2016		115,000	117,085
6.25%, 5/15/2019		855,000	929,813
8.75%, 3/15/2017		705,000	760,519
JPMorgan Chase & Co., 3.9%, 7/15/2025		3,800,000	3,891,139
Legg Mason, Inc., 5.625%, 1/15/2044		360,000	373,801
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,375,000	1,525,311
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	55,465
Morgan Stanley, Series H, 5.45%, 7/29/2049		180,000	177,075
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		325,000	339,625
(REIT), 6.875%, 5/1/2021		310,000	324,338
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,440,000
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		565,000	590,726
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		355,000	370,975
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		785,000	798,107
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		640,000	642,129
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		220,000	233,200
The Goldman Sachs Group, Inc.:
3.75%, 5/22/2025		3,800,000	3,827,584
Series L, 5.7%, 12/29/2049		300,000	304,125
			41,576,544
Health Care 3.6%
AbbVie, Inc., 3.6%, 5/14/2025		3,985,000	3,917,367
Actavis Funding SCS, 4.75%, 3/15/2045		7,000	6,697
Alere, Inc., 144A, 6.375%, 7/1/2023		255,000	265,200
Community Health Systems, Inc.:
5.125%, 8/1/2021		65,000	67,113
6.875%, 2/1/2022 (b)		270,000	272,025
7.125%, 7/15/2020		1,735,000	1,778,375
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		130,000	113,100
Endo Finance LLC:
144A, 5.375%, 1/15/2023		265,000	259,885
144A, 5.75%, 1/15/2022 (b)		265,000	259,037
Endo Ltd.:
144A, 6.0%, 7/15/2023		285,000	285,000
144A, 6.0%, 2/1/2025		200,000	198,500
HCA, Inc.:
6.5%, 2/15/2020		1,360,000	1,521,500
7.5%, 2/15/2022		515,000	592,250
Hologic, Inc., 144A, 5.25%, 7/15/2022		130,000	135,688
IMS Health, Inc., 144A, 6.0%, 11/1/2020		1,295,000	1,340,325
LifePoint Health, Inc., 5.5%, 12/1/2021		335,000	340,025
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		1,110,000	965,700
144A, 4.875%, 4/15/2020		210,000	201,338
Tenet Healthcare Corp.:
144A, 3.837%**, 6/15/2020		245,000	243,163
6.25%, 11/1/2018		1,965,000	2,092,725
6.75%, 6/15/2023 (b)		510,000	506,175
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		510,000	443,700
144A, 5.875%, 5/15/2023		470,000	395,681
144A, 6.125%, 4/15/2025 (b)		1,280,000	1,076,800
144A, 6.375%, 10/15/2020		300,000	268,500
144A, 6.75%, 8/15/2018		615,000	593,536
144A, 7.5%, 7/15/2021		1,235,000	1,126,937
			19,266,342
Industrials 3.7%
ADT Corp.:
3.5%, 7/15/2022 (b)		180,000	168,750
5.25%, 3/15/2020 (b)		415,000	439,900
6.25%, 10/15/2021 (b)		205,000	221,400
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		650,000	683,312
Aguila 3 SA, 144A, 7.875%, 1/31/2018		510,000	521,475
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		245,000	197,225
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		355,000	348,788
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		123,900	123,900
Belden, Inc., 144A, 5.5%, 9/1/2022		365,000	361,350
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	413,555
144A, 6.0%, 10/15/2022 (b)		305,000	234,850
144A, 7.5%, 3/15/2025		135,000	104,963
144A, 7.75%, 3/15/2020		260,000	226,850
Casella Waste Systems, Inc., 7.75%, 2/15/2019		375,000	380,625
Covanta Holding Corp., 5.875%, 3/1/2024		260,000	258,050
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		335,000	356,775
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		190,000	170,920
EnerSys, 144A, 5.0%, 4/30/2023		65,000	65,975
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019 (b)		105,000	105,761
FTI Consulting, Inc., 6.0%, 11/15/2022		240,000	254,400
Garda World Security Corp., 144A, 7.25%, 11/15/2021		350,000	319,375
Gates Global LLC, 144A, 6.0%, 7/15/2022 (b)		230,000	184,575
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		700,000	668,500
Masonite International Corp., 144A, 5.625%, 3/15/2023		295,000	308,275
Meritor, Inc.:
6.25%, 2/15/2024		250,000	238,750
6.75%, 6/15/2021		370,000	365,375
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		440,000	345,950
Nortek, Inc., 8.5%, 4/15/2021		460,000	487,600
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		325,000	338,000
Oshkosh Corp.:
5.375%, 3/1/2022		195,000	199,388
5.375%, 3/1/2025		35,000	35,175
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (b)		535,000	517,625
SBA Communications Corp., 5.625%, 10/1/2019		745,000	778,525
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		340,000	351,475
Titan International, Inc., 6.875%, 10/1/2020 (b)		495,000	418,275
TransDigm, Inc.:
6.0%, 7/15/2022		310,000	313,100
6.5%, 7/15/2024 (b)		1,185,000	1,205,737
7.5%, 7/15/2021		1,055,000	1,113,025
Triumph Group, Inc., 5.25%, 6/1/2022		155,000	139,306
United Rentals North America, Inc.:
4.625%, 7/15/2023		230,000	231,005
6.125%, 6/15/2023		30,000	31,305
7.375%, 5/15/2020		824,000	874,470
7.625%, 4/15/2022		2,655,000	2,880,967
USG Corp., 144A, 5.5%, 3/1/2025 (b)		20,000	20,575
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		335,000	316,575
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022		310,000	276,675
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022 (b)		715,000	719,912
144A, 4.75%, 4/29/2025 (b)		280,000	274,750
			19,593,089
Information Technology 1.7%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		130,000	135,688
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021 (b)		1,090,000	1,152,893
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		280,000	281,963
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		240,000	185,700
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (b)		365,000	260,975
Cardtronics, Inc., 5.125%, 8/1/2022		170,000	164,900
CDW LLC, 6.0%, 8/15/2022		470,000	504,423
EarthLink Holdings Corp., 7.375%, 6/1/2020		305,000	314,912
Entegris, Inc., 144A, 6.0%, 4/1/2022		180,000	185,400
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		167,000	169,969
First Data Corp.:
144A, 6.75%, 11/1/2020 (b)		1,316,000	1,386,735
144A, 8.75%, 1/15/2022		555,000	584,415
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		340,000	362,100
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		175,000	172,925
144A, 6.35%, 10/15/2045		80,000	77,497
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		295,000	279,512
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023 (b)		125,000	123,999
KLA-Tencor Corp., 4.65%, 11/1/2024		425,000	427,955
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		325,000	317,522
NCR Corp.:
5.875%, 12/15/2021		65,000	65,650
6.375%, 12/15/2023		170,000	175,100
NXP BV, 144A, 3.75%, 6/1/2018		305,000	305,762
Open Text Corp., 144A, 5.625%, 1/15/2023		260,000	262,600
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023 (b)		205,000	190,650
Sanmina Corp., 144A, 4.375%, 6/1/2019		30,000	30,600
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		900,000	761,583
			8,881,428
Materials 4.3%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		680,000	586,960
144A, 4.125%, 9/27/2022		580,000	475,710
ArcelorMittal:
5.125%, 6/1/2020 (b)		85,000	81,680
7.0%, 2/25/2022		800,000	758,000
Ardagh Packaging Finance PLC, 144A, 3.337%**, 12/15/2019		480,000	472,800
Ashland, Inc., 3.875%, 4/15/2018		190,000	196,413
Ball Corp., 5.25%, 7/1/2025 (b)		325,000	330,281
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		495,000	509,850
Cascades, Inc., 144A, 5.5%, 7/15/2022		175,000	170,188
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,700,000	1,725,500
Chemours Co.:
144A, 6.625%, 5/15/2023 (b)		250,000	186,563
144A, 7.0%, 5/15/2025		110,000	81,950
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		235,000	232,650
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (b)		900,000	892,690
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		245,000	242,550
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		450,000	427,500
Crown Americas LLC, 6.25%, 2/1/2021		55,000	57,131
Evraz Group SA, 144A, 6.5%, 4/22/2020		1,000,000	967,000
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		525,000	388,500
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		1,070,000	864,025
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		1,750,000	1,417,500
Greif, Inc., 7.75%, 8/1/2019		995,000	1,115,644
Hexion, Inc., 6.625%, 4/15/2020		745,000	631,387
Huntsman International LLC, 5.125%, 4/15/2021	EUR	125,000	133,161
Kaiser Aluminum Corp., 8.25%, 6/1/2020		280,000	298,900
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,050,000	938,437
Novelis, Inc., 8.75%, 12/15/2020 (b)		1,620,000	1,624,050
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		400,000	413,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		350,000	346,500
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (b)		300,000	255,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		1,755,000	1,825,200
6.875%, 2/15/2021		2,085,000	2,178,825
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		245,000	229,687
Tronox Finance LLC:
6.375%, 8/15/2020 (b)		240,000	170,928
144A, 7.5%, 3/15/2022		330,000	233,475
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		135,000	140,400
144A, 5.625%, 10/1/2024		65,000	67,113
Yamana Gold, Inc., 4.95%, 7/15/2024		1,130,000	1,036,789
			22,703,937
Telecommunication Services 7.0%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	10,000,000	596,569
AT&T, Inc.:
2.45%, 6/30/2020		210,000	207,948
3.4%, 5/15/2025		4,150,000	4,027,089
B Communications Ltd., 144A, 7.375%, 2/15/2021		325,000	352,625
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	530,404
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		125,000	125,143
Series T, 5.8%, 3/15/2022		475,000	461,937
Series W, 6.75%, 12/1/2023 (b)		340,000	337,416
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		700,000	624,750
CommScope, Inc.:
144A, 4.375%, 6/15/2020 (b)		160,000	163,200
144A, 5.0%, 6/15/2021		310,000	311,938
CyrusOne LP:
6.375%, 11/15/2022 (b)		120,000	123,900
144A, 6.375%, 11/15/2022		295,000	304,588
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		310,000	255,750
144A, 8.25%, 9/30/2020		1,915,000	1,694,775
Digicel Ltd.:
144A, 6.75%, 3/1/2023		515,000	463,500
144A, 7.0%, 2/15/2020		200,000	194,500
Frontier Communications Corp.:
6.25%, 9/15/2021		205,000	183,065
6.875%, 1/15/2025 (b)		895,000	773,367
7.125%, 1/15/2023		1,670,000	1,490,475
8.25%, 4/15/2017		331,000	353,342
8.5%, 4/15/2020		130,000	133,900
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		270,000	294,300
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		1,040,000	857,350
7.25%, 10/15/2020		1,125,000	1,026,562
Level 3 Financing, Inc.:
5.375%, 8/15/2022 (b)		2,825,000	2,874,437
144A, 5.375%, 5/1/2025 (b)		250,000	250,625
6.125%, 1/15/2021		205,000	216,019
7.0%, 6/1/2020		890,000	943,400
8.625%, 7/15/2020		320,000	338,000
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		500,000	411,250
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		500,000	460,100
Plantronics, Inc., 144A, 5.5%, 5/31/2023 (b)		130,000	132,275
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020 (b)		300,000	315,000
Sprint Corp., 7.125%, 6/15/2024		1,565,000	1,374,266
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		135,000	137,363
6.375%, 3/1/2025 (b)		628,000	629,570
6.625%, 11/15/2020		1,020,000	1,050,600
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		1,600,000	1,448,000
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,330,000	1,331,662
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,453,500	1,547,977
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		378,000	399,735
Verizon Communications, Inc., 3.5%, 11/1/2024		3,800,000	3,799,407
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		1,000,000	956,250
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		610,000	610,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		235,000	247,925
Windstream Services LLC:
7.75%, 10/15/2020 (b)		230,000	207,000
7.875%, 11/1/2017		1,255,000	1,331,078
Zayo Group LLC:
144A, 6.0%, 4/1/2023		260,000	265,070
144A, 6.375%, 5/15/2025		325,000	329,063
			37,494,465
Utilities 1.6%
Calpine Corp.:
5.375%, 1/15/2023 (b)		280,000	267,750
5.75%, 1/15/2025 (b)		280,000	265,300
Comision Federal de Electricidad, 144A, 6.125%, 6/16/2045		850,000	822,375
Dynegy, Inc.:
7.375%, 11/1/2022		320,000	320,800
7.625%, 11/1/2024 (b)		585,000	586,462
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		500,000	469,248
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		590,000	578,200
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		855,000	902,025
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,127,500
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		235,000	217,963
NRG Energy, Inc.:
6.25%, 5/1/2024 (b)		2,900,000	2,595,500
7.875%, 5/15/2021		265,000	263,675
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		115,000	105,202
			8,522,000
Total Corporate Bonds (Cost $234,695,771)			227,437,658

Mortgage-Backed Securities Pass-Throughs 9.7%
Federal National Mortgage Association:
3.5%, 5/1/2043 (c)		26,200,000	27,266,013
4.0%, 7/1/2042 (c)		6,400,000	6,812,499
Government National Mortgage Association, 3.5%, 10/1/2043 (c)		16,800,000	17,561,576
Total Mortgage-Backed Securities Pass-Throughs (Cost $51,618,973)			51,640,088

Asset-Backed 2.0%
Automobile Receivables 0.0%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	168,454
Home Equity Loans 0.4%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		174,332	173,840
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.344%**, 8/25/2036		1,998,556	1,915,191
			2,089,031
Miscellaneous 1.6%
Apidos CLO XXI, "B", Series 2015-21A, 144A, 2.977%**, 7/18/2027		2,000,000	1,927,076
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.939%**, 1/17/2024		2,000,000	1,999,326
Cumberland Park CLO Ltd., "C", Series 2015-2A, 144A, 3.122%, 7/20/2026		2,250,000	2,195,190
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		550,125	572,405
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,632,842	1,602,820
			8,296,817
Total Asset-Backed (Cost $10,627,922)			10,554,302

Commercial Mortgage-Backed Securities 1.1%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.196%**, 3/15/2018		780,000	780,000
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.55%**, 12/25/2024		7,488,218	317,524
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		3,408,862	2,966,777
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,759
JPMorgan Chase Commercial Mortgage Securities Trust, "H", Series 2006-FL2A, 144A, 0.696%**, 11/15/2018		1,707,181	1,630,191
Total Commercial Mortgage-Backed Securities (Cost $6,319,012)			5,825,251

Collateralized Mortgage Obligations 8.6%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.645%**, 2/25/2034		363,597	363,922
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 2.928%**, 12/25/2035		1,049,793	1,057,529
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		267,568	235,545
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		572,123	571,212
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		2,711,145	193,057
"ZG", Series 4213, 3.5%, 6/15/2043		1,342,874	1,337,992
"ZP", Series 4490, 4.0%, 7/15/2045		2,965,939	2,985,174
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		92,382	1,142
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		3,027,885	289,417
"DZ", Series 4253, 4.75%, 9/15/2043		3,601,864	4,349,248
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		220,115	16,453
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		376,549	26,589
"SP", Series 4047, Interest Only, 6.454%***, 12/15/2037		3,647,257	544,530
"A", Series 172, Interest Only, 6.5%, 1/1/2024		424,248	76,872
"JS", Series 3572, Interest Only, 6.604%***, 9/15/2039		983,367	147,470
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		2,673,793	468,719
"KZ", Series 2010-134, 4.5%, 12/25/2040		1,389,838	1,459,891
"Z", Series 2011-149, 4.5%, 1/25/2042		1,756,502	1,757,409
"ZP", Series 2011-123, 4.5%, 12/25/2041		1,788,515	2,047,132
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		180,160	4,425
"HS", Series 2009-87, Interest Only, 5.953%***, 11/25/2039		2,369,462	388,497
"PI", Series 2006-20, Interest Only, 6.483%***, 11/25/2030		1,622,788	249,829
"SI", Series 2007-23, Interest Only, 6.573%***, 3/25/2037		561,987	101,618
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.794%**, 4/25/2024		3,500,000	3,268,270
"M3", Series 2015-DN1, 4.344%**, 1/25/2025		3,250,000	3,226,042
"M3", Series 2014-DN4, 4.744%**, 10/25/2024		2,410,000	2,401,520
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		14,440,263	1,775,900
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,796,357	2,885,549
"GC", Series 2010-101, 4.0%, 8/20/2040		2,000,000	2,170,970
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		5,636,272	992,005
"ME", Series 2014-4, 4.0%, 1/16/2044		2,463,000	2,665,313
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		2,897,769	373,278
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		3,691,411	557,060
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		327,639	55,569
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		451,014	75,977
"PZ", Series 2010-106, 4.75%, 8/20/2040		2,393,672	2,470,417
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,275,025	231,328
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,508,232	285,713
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,085,225	189,920
"AI", Series 2007-38, Interest Only, 6.261%***, 6/16/2037		329,341	52,649
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.705%**, 4/25/2036		1,358,892	1,240,583
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 1.673%**, 10/25/2035		744,188	721,829
"2A", Series 2003-A6, 2.768%**, 10/25/2033		601,285	599,737
Wells Fargo Mortgage-Backed Securities Trust:
"2A16", Series 2005-AR10, 2.695%**, 6/25/2035		712,353	713,483
"2A3",Series 2004-EE, 2.725%**, 12/25/2034		432,556	429,494
Total Collateralized Mortgage Obligations (Cost $45,048,384)			46,056,278

Government & Agency Obligations 28.7%
Other Government Related (d) 2.6%
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,027,500
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		1,500,000	1,511,250
Tennessee Valley Authority, 4.25%, 9/15/2065		10,195,000	10,119,160
Vnesheconombank, 144A, 6.902%, 7/9/2020		1,000,000	1,020,320
			13,678,230
Sovereign Bonds 13.4%
Dominican Republic, 144A, 5.5%, 1/27/2025		550,000	543,125
Government of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	13,600,000	10,236,823
Government of Romania, REG S, 2.75%, 10/29/2025	EUR	1,750,000	1,946,037
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	368,500
Kingdom of Spain, REG S, 144A, 4.65%, 7/30/2025	EUR	13,803,000	19,248,915
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	6,472,441	7,054,789
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		800,000	776,000
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	377	176
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	692,944
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		700,000	631,750
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	379,313
144A, 7.65%, 6/15/2035		900,000	815,625
Republic of Hungary:
4.0%, 3/25/2019		1,000,000	1,047,500
Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	461,283
Republic of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	13,400,000,000	939,187
Republic of Panama, 3.75%, 3/16/2025		1,220,000	1,207,800
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	304,500
Republic of Peru:
2.75%, 1/30/2026 (c)	EUR	1,750,000	1,920,635
4.125%, 8/25/2027		1,000,000	1,005,000
Republic of Portugal, REG S, 144A, 4.1%, 2/15/2045	EUR	8,300,000	9,993,442
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	226,332
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	8,900,000	653,625
Series R186, 10.5%, 12/21/2026	ZAR	71,200,000	5,938,992
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	982,517
144A, 6.85%, 11/3/2025 (c)		1,050,000	1,043,437
Republic of Uruguay, 5.1%, 6/18/2050		160,000	143,600
United Mexican States:
3.6%, 1/30/2025		500,000	497,500
4.6%, 1/23/2046		1,000,000	927,500
Series M, 6.5%, 6/10/2021	MXN	25,000,000	1,594,350
			71,581,197
U.S. Treasury Obligations 12.7%
U.S. Treasury Bills:
0.07%****, 12/3/2015 (e)		3,034,000	3,033,930
0.215%****, 2/11/2016 (e)		3,492,000	3,491,204
U.S. Treasury Bonds:
2.5%, 2/15/2045		107,000	97,452
3.0%, 5/15/2045		5,000	5,059
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		13,350,000	13,412,758
1.0%, 9/30/2016		9,000,000	9,045,585
2.0%, 8/15/2025		39,200,700	38,679,292
			67,765,280
Total Government & Agency Obligations (Cost $155,900,085)			153,024,707

Loan Participations and Assignments 3.0%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		1,574,963	1,545,826
Asurion LLC, Second Lien Term Loan, 8.5%, 3/3/2021		350,000	316,750
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		1,995,000	1,976,476
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		711,000	714,111
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020		43,875	43,848
First Data Corp., Term Loan, 4.197%, 3/24/2021		610,000	611,336
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020		344,737	344,875
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		1,254,167	1,259,955
MacDermid, Inc.:
First Lien Term Loan, 4.5%, 6/7/2020		796,663	775,256
Term Loan B2, 4.75%, 6/7/2020		840,764	815,542
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		2,398,590	2,262,386
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		985,489	960,644
Pinnacle Foods Finance LLC, Term Loan G, 3.0%, 4/29/2020		345,920	346,136
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		344,750	340,442
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 2/13/2019		1,418,465	1,325,911
Term Loan B, 3.75%, 12/11/2019		895,647	839,253
WP CPP Holdings LLC, Term Loan B3, 4.5%, 12/28/2019		1,532,896	1,509,419
Total Loan Participations and Assignments (Cost $16,437,703)			15,988,166

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $463,829)		468,054	559,137

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $368,028)		530,000	490,250

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (h)	6	13,434
Industrials 0.0%
Congoleum Corp.*	9,600	0
Quad Graphics, Inc.	96	1,238
		1,238
Materials 0.0%
GEO Specialty Chemicals, Inc.*	53,783	24,665
GEO Specialty Chemicals, Inc. 144A*	966	443
		25,108
Total Common Stocks (Cost $154,335)		39,780

Preferred Stock 0.1%
Consumer Discretionary
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $339,669)	364	372,793

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $70,220)	315	1,066

Open-End Investment Company 2.1%
Deutsche Floating Rate Fund, "Institutional" (i) (Cost $10,701,482)	1,297,847	11,369,141

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016[1]	8,900,000	1,655
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,400,000	14,727
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	9,100,000	11,182
Total Call Options Purchased (Cost $1,250,388)		27,564

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	9,400,000	244,889
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	9,100,000	284,781
Total Put Options Purchased (Cost $628,823)		529,670

	Shares	Value ($)

Securities Lending Collateral 5.9%
Daily Assets Fund, 0.17% (i) (j) (k) (Cost $31,473,398)	31,473,398	31,473,398

Cash Equivalents 8.0%
Central Cash Management Fund, 0.12% (i) (j)	37,518,609	37,518,609
Deutsche Variable NAV Money Fund "Capital", 0.31% (i) (j)	502,647	5,026,974
Total Cash Equivalents (Cost $42,545,583)		42,545,583

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $608,643,605)†	112.2	597,934,832
Other Assets and Liabilities, Net	(12.2)	(64,958,986)
Net Assets	100.0	532,975,846

The following table represents a bond in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	590,000	360,301	578,200

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

*** These securities are shown at their current rate as of October 31, 2015.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $609,877,766. At October 31, 2015, net unrealized depreciation for all securities based on tax cost was $11,942,934. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,082,896 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,025,830.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $30,184,458, which is 5.7% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) At October 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	22,863	13,434	0.00

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(j) The rate shown is the annualized seven-day yield at period end.

(k) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At October 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2015	446	56,948,625	47,042
Ultra Long U.S. Treasury Bond	USD	12/21/2015	321	51,279,750	343,169
Total unrealized appreciation					390,211

At October 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro-BTP Italian Government Bond	EUR	12/8/2015	132	20,167,675	(886,152)
Euro-Bund German Federal Government Bond	EUR	12/8/2015	85	14,694,462	(381,481)
Euro-BUXL 30 Year German Government Bond	EUR	12/8/2015	65	11,273,395	(494,716)
Ultra Long U.S. Treasury Bond	USD	12/21/2015	222	35,464,500	(128,622)
Total unrealized depreciation					(1,890,971)

At October 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (l)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[2]	2/1/2017	338,400	(44,656)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[3]	2/1/2017	329,102	(34,611)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	8,900,000[1]	4/20/2016	317,285	(276)
Total Call Options				984,787	(79,543)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2045	17,300,000[1]	8/11/2016	332,160	(300,051)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	17,300,000[4]	7/11/2016	325,240	(434,493)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,700,000[2]	2/1/2017	338,400	(389,170)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	4,550,000[3]	2/1/2017	329,102	(420,771)
Total Put Options				1,324,902	(1,544,485)
Total				2,309,689	(1,624,028)

(l) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2015 was $685,661.

At October 31, 2015, credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	17,844,750	5.0%	Markit CDX North America High Yield Index	(960,286)	(299,113)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/21/2015 12/20/2020	22,540,000[2]	1.0%	Markit CDX Emerging Markets Index	2,269,499	2,734,137	(464,638)

At October 31, 2015, credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (m)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (n)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	320,000[5]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	39,346	28,514	10,832
12/22/2014 3/20/2020	465,000[6]	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	75,352	64,893	10,459
Total unrealized appreciation						21,291

(m) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(n) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/17/2015 6/17/2025	55,000,000	Fixed — 2.404%	Floating — 3-Month LIBOR	(2,241,615)	(2,241,615)
12/16/2015 9/18/2017	43,500,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(535,816)	(572,691)
12/16/2015 9/16/2025	16,800,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(845,445)	(753,890)
12/16/2015 9/17/2035	1,200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(92,835)	(68,683)
12/16/2015 12/16/2045	12,400,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(534,687)	(657,670)
12/16/2015 9/16/2020	9,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	310,589	314,956
12/16/2015 9/18/2045	6,400,000	Floating — 3-Month LIBOR	Fixed — 2.998%	623,156	406,465
Total net unrealized depreciation					(3,573,128)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

5 Barclays Bank PLC

6 Credit Suisse

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2015 is 0.33%.

At October 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	11,525,000	USD	3,221,974	11/10/2015	243,573	BNP Paribas
BRL	22,725,000	USD	6,307,373	11/10/2015	434,561	Macquarie Bank Ltd.
TWD	92,000,000	USD	2,911,392	11/12/2015	77,378	Nomura International PLC
SEK	73,066,248	CAD	11,400,000	11/13/2015	162,989	Morgan Stanley
USD	4,254,720	AUD	6,000,000	11/13/2015	20,988	Australia & New Zealand Banking Group Ltd.
USD	4,254,690	AUD	6,000,000	11/13/2015	21,018	Macquarie Bank Ltd.
AUD	12,000,000	USD	8,782,308	11/13/2015	230,892	JPMorgan Chase Securities, Inc.
MXN	10,429,000	USD	634,989	11/17/2015	4,435	Barclays Bank PLC
ZAR	28,740,000	USD	2,215,333	11/17/2015	144,647	Barclays Bank PLC
ZAR	40,000,000	USD	3,046,923	11/17/2015	164,966	BNP Paribas
ZAR	49,900,000	USD	3,798,721	11/23/2015	207,217	Nomura International PLC
USD	3,004,395	MXN	49,900,000	11/23/2015	11,303	BNP Paribas
TWD	184,000,000	USD	5,670,262	11/30/2015	2,096	Nomura International PLC
USD	5,927,249	INR	399,200,000	12/2/2015	146,328	Nomura International PLC
USD	5,858,011	MXN	99,800,000	12/14/2015	164,397	Macquarie Bank Ltd.
ZAR	199,600,000	USD	14,755,586	12/14/2015	447,004	BNP Paribas
USD	5,963,371	INR	399,200,000	12/21/2015	88,483	Nomura International PLC
USD	2,832,215	IDR	42,200,000,000	12/23/2015	202,192	Commonwealth Bank of Australia
EUR	114,600	USD	131,350	1/14/2016	5,149	Citigroup, Inc.
GBP	1,522,500	USD	2,354,360	1/19/2016	7,928	Societe Generale
EUR	44,243,096	USD	50,789,747	1/19/2016	2,062,619	JPMorgan Chase Securities, Inc.
EUR	3,485,703	USD	3,906,374	1/19/2016	67,395	Morgan Stanley
USD	5,698,272	CNY	36,600,000	2/25/2016	30,245	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					4,947,803

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,157,534	BRL	11,525,000	11/10/2015	(179,133)	BNP Paribas
USD	6,260,027	BRL	22,725,000	11/10/2015	(387,215)	Macquarie Bank Ltd.
CAD	11,400,000	SEK	72,035,346	11/13/2015	(283,686)	JPMorgan Chase Securities, Inc.
NZD	8,800,000	USD	5,880,380	11/13/2015	(72,834)	JPMorgan Chase Securities, Inc.
USD	3,782,395	ZAR	49,900,000	11/23/2015	(190,891)	Nomura International PLC
MXN	49,900,000	USD	2,931,070	11/23/2015	(84,629)	BNP Paribas
MXN	99,800,000	USD	5,844,631	12/14/2015	(177,776)	Macquarie Bank Ltd.
USD	14,438,646	ZAR	199,600,000	12/14/2015	(130,063)	BNP Paribas
IDR	42,200,000,000	USD	2,740,260	12/23/2015	(294,147)	Commonwealth Bank of Australia
TWD	92,000,000	USD	2,800,609	12/28/2015	(33,719)	Nomura International PLC
NZD	14,726,000	USD	9,907,298	1/19/2016	(6,308)	BNP Paribas
USD	6,048,485	INR	399,200,000	1/29/2016	(37,644)	Morgan Stanley
CNY	36,600,000	USD	5,558,299	2/25/2016	(170,217)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(2,048,262)

Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CNY Chinese Yuan

EUR Euro

GBP Great British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

NZD New Zealand Dollar

SEK Swedish Krona

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (o)
Corporate Bonds	$ —	$ 227,437,658	$ —	$ 227,437,658
Mortgage-Backed Securities Pass-Throughs	—	51,640,088	—	51,640,088
Asset-Backed	—	10,554,302	—	10,554,302
Commercial Mortgage- Backed Securities	—	5,825,251	—	5,825,251
Collateralized Mortgage Obligations	—	46,056,278	—	46,056,278
Government & Agency Obligations	—	153,024,707	—	153,024,707
Loan Participations and Assignments	—	15,988,166	—	15,988,166
Convertible Bond	—	—	559,137	559,137
Preferred Security	—	490,250	—	490,250
Common Stocks (o)	1,238	—	38,542	39,780
Preferred Stock	—	372,793	—	372,793
Warrant	—	—	1,066	1,066
Open-End Investment Company	11,369,141	—	—	11,369,141
Short-Term Investments (o)	74,018,981	—	—	74,018,981
Derivatives (p)
Purchased Options	—	557,234	—	557,234
Futures Contracts	390,211	—	—	390,211
Credit Default Swap Contracts	—	21,291	—	21,291
Interest Rate Swap Contracts	—	721,421	—	721,421
Forward Foreign Currency Exchange Contracts	—	4,947,803	—	4,947,803
Total	$ 85,779,571	$ 517,637,242	$ 598,745	$ 604,015,558
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (p)
Futures Contracts	$ (1,890,971)	$ —	$ —	$ (1,890,971)
Written Options	—	(1,624,028)	—	(1,624,028)
Credit Default Swap Contracts	—	(763,751)	—	(763,751)
Interest Rate Swap Contracts	—	(4,294,549)	—	(4,294,549)
Forward Foreign Currency Exchange Contracts	—	(2,048,262)	—	(2,048,262)
Total	$ (1,890,971)	$ (8,730,590)	$ —	$ (10,621,561)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(o) See Investment Portfolio for additional detailed categorizations.

(p) Derivatives include value of options purchased; unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investment in non-affiliated securities, at value (cost $523,923,142) — including $30,184,458 of securities loaned	$ 512,546,710
Investment in Daily Assets Fund (cost $31,473,398)*	31,473,398
Investments in affiliated Underlying Funds, at value (cost $53,247,065)	53,914,724
Total investments in securities, at value (cost $608,643,605)	597,934,832
Cash	6,040,041
Foreign currency, at value (cost $6,453,642)	6,348,971
Deposit from broker on bilateral swap contracts	2,670,000
Receivable for investments sold	11,654,061
Receivable for investments sold — when-issued/delayed delivery securities	17,611,650
Receivable for Fund shares sold	721,047
Dividends receivable	7,437
Interest receivable	5,312,989
Receivable for variation margin on futures contracts	578,355
Unrealized appreciation on bilateral swap contracts	21,291
Unrealized appreciation on forward foreign currency exchange contracts	4,947,803
Upfront payments paid on bilateral swap contracts	2,827,544
Foreign taxes recoverable	78,969
Other assets	45,505
Total assets	656,800,495
Liabilities
Payable upon return of securities loaned	31,473,398
Payable for investments purchased	6,421,315
Payable for investments purchased — when-issued/delayed delivery securities	71,059,273
Payable for Fund shares redeemed	1,172,959
Payable for variation margin on centrally cleared swaps	37,925
Payable upon return of deposit for bilateral swap contracts	2,670,000
Options written, at value (premiums received $2,309,689)	1,624,028
Payable to broker for centrally cleared swaps	5,938,553
Unrealized depreciation on bilateral swap contracts	464,638
Unrealized depreciation on forward foreign currency exchange contracts	2,048,262
Accrued management fee	208,363
Accrued Trustees' fees	3,639
Other accrued expenses and payables	702,296
Total liabilities	123,824,649
Net assets, at value	$ 532,975,846

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	2,113,095
Net unrealized appreciation (depreciation) on: Investments	(10,708,773)
Swap contracts	(4,315,588)
Futures	(1,500,760)
Foreign currency	2,854,446
Written options	685,661
Accumulated net realized gain (loss)	(38,552,294)
Paid-in capital	582,400,059
Net assets, at value	$ 532,975,846
Net Asset Value
Class A Net Asset Value and redemption price per share ($341,186,068 ÷ 75,244,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.53
Maximum offering price per share (100 ÷ 97.25 of $4.53)	$ 4.66

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($352,703 ÷ 77,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.54

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($73,762,407 ÷ 16,153,754 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.57
Class R6 Net Asset Value, offering and redemption price per share ($9,626 ÷ 2,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.53
Class S Net Asset Value, offering and redemption price per share ($117,626,218 ÷ 25,911,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.54
Institutional Class Net Asset Value, offering and redemption price per share ($38,824 ÷ 8,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $5,134)	$ 24,092,913
Dividends	818,345
Income distributions from affiliated Underlying Funds	1,138,528
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	71,346
Total income	26,121,132
Expenses: Management fee	2,754,622
Administration fee	595,472
Services to shareholders	857,396
Distribution and service fees	1,722,531
Custodian fee	100,867
Professional fees	133,316
Reports to shareholders	69,651
Registration fees	105,350
Trustees' fees and expenses	25,791
Other	88,403
Total expenses before expense reductions	6,453,399
Expense reductions	(144,219)
Total expenses after expense reductions	6,309,180
Net investment income	19,811,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Capital gain distributions from non-affiliated Underlying Funds	754,544
Sale of affiliated Underlying Funds	(796,852)
Investments	(16,677,800)
Swap contracts	(3,811,056)
Futures	(4,848,532)
Foreign currency	4,448,686
(20,931,010)
Change in net unrealized appreciation (depreciation) on: Investments	(17,185,782)
Swap contracts	(1,500,196)
Futures	(2,045,608)
Written options	(108,535)
Foreign currency	3,223,113
(17,617,008)
Net gain (loss)	(38,548,018)
Net increase (decrease) in net assets resulting from operations	$ (18,736,066)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 19,811,952	$ 22,042,387
Net realized gain (loss)	(20,931,010)	4,734,058
Change in net unrealized appreciation (depreciation)	(17,617,008)	(3,039,633)
Net increase (decrease) in net assets resulting from operations	(18,736,066)	23,736,812
Distributions to shareholders from: Net investment income: Class A	(15,026,434)	(17,622,161)
Class B	(24,531)	(65,464)
Class C	(2,650,908)	(3,036,823)
Class R6	(411)	(79)*
Class S	(5,600,244)	(4,283,983)
Institutional Class**	(832)	—
Total distributions	(23,303,360)	(25,008,510)
Fund share transactions: Proceeds from shares sold	209,755,326	213,104,160
Reinvestment of distributions	21,065,892	22,487,805
Payments for shares redeemed	(257,604,795)	(249,537,387)
Net increase (decrease) in net assets from Fund share transactions	(26,783,577)	(13,945,422)
Increase (decrease) in net assets	(68,823,003)	(15,217,120)
Net assets at beginning of period	601,798,849	617,015,969
Net assets at end of period (including undistributed net investment income of $2,113,095 and $1,809,618, respectively)	$ 532,975,846	$ 601,798,849

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2015.

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.87	$ 4.88	$ 5.06	$ 4.71	$ 4.85
Income (loss) from investment operations: Net investment income[a]	.16	.19	.18	.21	.25
Net realized and unrealized gain (loss)	(.31)	.02	(.12)	.38	(.14)
Total from investment operations	(.15)	.21	.06	.59	.11
Less distributions from: Net investment income	(.19)	(.22)	(.22)	(.24)	(.25)
Net realized gains	—	—	(.02)	—	—
Total distributions	(.19)	(.22)	(.24)	(.24)	(.25)
Net asset value, end of period	$ 4.53	$ 4.87	$ 4.88	$ 5.06	$ 4.71
Total Return (%)[b,c]	(3.22)	4.36	1.05	12.86	2.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	341	392	420	424	347
Ratio of expenses before expense reductions (%)	1.02	1.03	1.01	1.03	1.06
Ratio of expenses after expense reductions (%)	.99	1.00	1.00	1.01	1.04
Ratio of net investment income (%)	3.40	3.96	3.55	4.38	5.32
Portfolio turnover rate (%)	168	160	157	129	154
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.87	$ 4.88	$ 5.06	$ 4.71	$ 4.86
Income (loss) from investment operations: Net investment income[a]	.13	.15	.13	.18	.21
Net realized and unrealized gain (loss)	(.31)	.02	(.12)	.37	(.15)
Total from investment operations	(.18)	.17	.01	.55	.06
Less distributions from: Net investment income	(.15)	(.18)	(.17)	(.20)	(.21)
Net realized gains	—	—	(.02)	—	—
Total distributions	(.15)	(.18)	(.19)	(.20)	(.21)
Net asset value, end of period	$ 4.54	$ 4.87	$ 4.88	$ 5.06	$ 4.71
Total Return (%)[b,c]	(3.84)	3.29	.41	11.89	1.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	3	4	5
Ratio of expenses before expense reductions (%)	1.90	1.88	1.84	1.86	1.91
Ratio of expenses after expense reductions (%)	1.88	1.83	1.82	1.84	1.89
Ratio of net investment income (%)	2.64	3.15	2.69	3.59	4.47
Portfolio turnover rate (%)	168	160	157	129	154
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.90	$ 4.91	$ 5.09	$ 4.74	$ 4.89
Income (loss) from investment operations: Net investment income[a]	.13	.16	.14	.18	.22
Net realized and unrealized gain (loss)	(.31)	.01	(.12)	.38	(.15)
Total from investment operations	(.18)	.17	.02	.56	.07
Less distributions from: Net investment income	(.15)	(.18)	(.18)	(.21)	(.22)
Net realized gains	—	—	(.02)	—	—
Total distributions	(.15)	(.18)	(.20)	(.21)	(.22)
Net asset value, end of period	$ 4.57	$ 4.90	$ 4.91	$ 5.09	$ 4.74
Total Return (%)[b,c]	(3.69)	3.58	.32	11.95	1.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	80	100	74	43
Ratio of expenses before expense reductions (%)	1.77	1.78	1.77	1.78	1.81
Ratio of expenses after expense reductions (%)	1.75	1.75	1.76	1.76	1.80
Ratio of net investment income (%)	2.66	3.21	2.81	3.59	4.56
Portfolio turnover rate (%)	168	160	157	129	154
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class R6	Year Ended 10/31/15	Period Ended 10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.87	$ 4.95
Income (loss) from investment operations: Net investment income[b]	.16	.06
Net realized and unrealized gain (loss)	(.30)	(.10)
Total from investment operations	(.14)	(.04)
Less distributions from: Net investment income	(.20)	(.04)
Net asset value, end of period	$ 4.53	$ 4.87
Total Return (%)[c]	(2.98)	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.93	.69*
Ratio of expenses after expense reductions (%)	.90	.68*
Ratio of net investment income (%)	3.46	3.89*
Portfolio turnover rate (%)	168	160[d]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.88	$ 4.88	$ 5.06	$ 4.71	$ 4.86
Income (loss) from investment operations: Net investment income[a]	.17	.20	.19	.22	.26
Net realized and unrealized gain (loss)	(.31)	.03	(.12)	.38	(.15)
Total from investment operations	(.14)	.23	.07	.60	.11
Less distributions from: Net investment income	(.20)	(.23)	(.23)	(.25)	(.26)
Net realized gains	—	—	(.02)	—	—
Total distributions	(.20)	(.23)	(.25)	(.25)	(.26)
Net asset value, end of period	$ 4.54	$ 4.88	$ 4.88	$ 5.06	$ 4.71
Total Return (%)[b]	(3.00)	4.79	1.26	13.07	2.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	128	95	94	30
Ratio of expenses before expense reductions (%)	.84	.82	.86	.84	.88
Ratio of expenses after expense reductions (%)	.82	.78	.79	.80	.87
Ratio of net investment income (%)	3.55	4.16	3.75	4.49	5.49
Portfolio turnover rate (%)	168	160	157	129	154
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Period Ended 10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.87
Income (loss) from investment operations: Net investment income[b]	.15
Net realized and unrealized gain (loss)	(.29)
Total from investment operations	(.14)
Less distributions from: Net investment income	(.20)
Net asset value, end of period	$ 4.53
Total Return (%)[c]	(3.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	39
Ratio of expenses before expense reductions (%)	.99*
Ratio of expenses after expense reductions (%)	.90*
Ratio of net investment income (%)	3.22*
Portfolio turnover rate (%)	168[d]

[a] For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class commenced operations on November 3, 2014. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $38,817,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first; and approximately $34,490,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,550,000) and long-term losses ($14,940,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,148,035
Capital loss carryforwards	$ (38,817,000)
Net unrealized appreciation (depreciation) on investments	$ (11,942,934)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 23,303,360	$ 25,008,510

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in interest rate swap contracts had a total notional value generally indicative of a range from $44,000,000 to $188,500,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $40,385,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $785,000 to $18,515,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $858,000 to $1,624,000, and purchased option contracts had a total value generally indicative of a range from approximately $469,000 to $943,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,761,000 to $149,703,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $78,971,000 to $122,043,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2015, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $68,426,000 to $188,266,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $46,290,000 to $116,391,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $130,941,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 557,234	$ —	$ 721,421	$ 390,211	$ 1,668,866
Credit Contracts (b)	—	—	21,291	—	21,291
Foreign Exchange Contracts (c)	—	4,947,803	—	—	4,947,803
	$ 557,234	$ 4,947,803	$ 742,712	$ 390,211	$ 6,637,960

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (1,624,028)	$ —	$ (4,294,549)	$ (1,890,971)	$ (7,809,548)
Credit Contracts (a) (c)	—	—	(763,751)	—	(763,751)
Foreign Exchange Contracts (d)	—	(2,048,262)	—	—	(2,048,262)
	$ (1,624,028)	$ (2,048,262)	$ (5,058,300)	$ (1,890,971)	$ (10,621,561)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value

(c) Includes cumulative depreciation of centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (3,341,251)	$ (4,848,532)	$ (8,189,783)
Credit Contracts (a)	—	(469,805)	—	(469,805)
Foreign Exchange Contracts (b)	4,368,384	—	—	4,368,384
	$ 4,368,384	$ (3,811,056)	$ (4,848,532)	$ (4,291,204)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (70,968)	$ (108,535)	$ —	$ (461,216)	$ (2,045,608)	$ (2,686,327)
Credit Contracts (a)	—	—	—	(1,038,980)	—	(1,038,980)
Foreign Exchange Contracts (b)	—	—	3,210,947	—	—	3,210,947
	$ (70,968)	$ (108,535)	$ 3,210,947	$ (1,500,196)	$ (2,045,608)	$ (514,360)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 51,233	$ (51,233)	$ —	$ —	$ —
Barclays Bank PLC	159,914	—	—	—	159,914
BNP Paribas	1,162,809	(855,515)	—	—	307,294
Citigroup, Inc.	5,149	(5,149)	—	—	—
Commonwealth Bank of Australia	202,192	(202,192)	—	—	—
Credit Suisse International	10,459	—	—	—	10,459
JPMorgan Chase Securities, Inc.	2,553,127	(1,254,984)	—	(1,298,143)	—
Macquarie Bank Ltd.	619,976	(564,991)	—	—	54,985
Morgan Stanley	230,384	(37,644)	—	—	192,740
Nomura International PLC	523,157	(523,157)	—	—	—
Societe Generale	7,928	—	—	—	7,928
	$ 5,526,328	$ (3,494,865)	$ —	$ (1,298,143)	$ 733,320
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 170,217	$ (51,233)	$ —	$ —	$ 118,984
BNP Paribas	855,515	(855,515)	—	—	—
Citigroup, Inc.	434,493	(5,149)	(429,344)	—	—
Commonwealth Bank of Australia	294,147	(202,192)	—	—	91,955
JPMorgan Chase Securities, Inc.	1,254,984	(1,254,984)	—	—	—
Macquarie Bank Ltd.	564,991	(564,991)	—	—	—
Morgan Stanley	37,644	(37,644)	—	—	—
Nomura International PLC	524,937	(523,157)	—	—	1,780
	$ 4,136,928	$ (3,494,865)	$ (429,344)	$ —	$ 212,719

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $871,268,525 and $858,662,905, respectively. Purchases and sales of U.S. Treasury securities aggregated $78,271,728 and $38,182,701, respectively.

For the year ended October 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	27,400,000	$ 1,652,289
Options written	34,600,000	657,400
Outstanding, end of period	62,000,000	$ 2,309,689

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund.

For the period from November 1, 2014 and for the period from November 3, 2014 (commencement of operations for Institutional Class shares) through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class B	1.90%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class B	1.99%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

For the year ended October 31, 2015 and for the period from November 3, 2014 (commencement of operations for Institutional Class shares) through October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 91,438
Class B	186
Class C	19,966
Class R6	3
Class S	32,607
Institutional Class	19
$ 144,219

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $595,472, of which $46,214 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015 and for the period from November 3, 2014 (commencement of operations for Institutional Class shares) through October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 172,918	$ 29,808
Class B	1,490	167
Class C	13,219	2,179
Class R6	26	4
Class S	19,816	3,440
Institutional Class	68	37
	$ 207,537	$ 35,635

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 5,667	$ 248
Class C	619,074	47,594
	$ 624,741	$ 47,842

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 889,770	$ 139,176.24%
Class B	1,849	195.24%
Class C	206,171	31,597.25%
	$ 1,097,790	$ 170,968

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015 aggregated $21,294.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $563 and $14,068, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $24,668 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $26,945, of which $12,813 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,204.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,519,468	$ 106,479,617	21,326,892	$ 104,819,509
Class B	6,044	28,508	16,084	78,495
Class C	6,932,873	32,951,161	3,762,449	18,533,595
Class R6	—	—	2,020*	10,000*
Class S	14,824,490	70,256,039	18,242,363	89,662,561
Institutional Class**	8,477	40,001	—	—
		$ 209,755,326		$ 213,104,160
Shares issued to shareholders in reinvestment of distributions
Class A	2,986,367	$ 14,024,019	3,307,344	$ 16,193,852
Class B	5,015	23,702	12,052	59,055
Class C	500,082	2,366,454	535,850	2,641,593
Class R6	88	411	16*	79*
Class S	989,326	4,650,474	733,122	3,593,226
Institutional Class**	179	832	—	—
		$ 21,065,892		$ 22,487,805
Shares redeemed
Class A	(30,834,379)	$ (144,851,053)	(30,184,464)	$ (148,282,272)
Class B	(174,386)	(819,645)	(335,106)	(1,645,274)
Class C	(7,680,358)	(36,415,806)	(8,156,796)	(40,166,977)
Class S	(16,140,942)	(75,517,870)	(12,146,395)	(59,442,864)
Institutional Class**	(91)	(421)	—	—
		$ (257,604,795)		$ (249,537,387)
Net increase (decrease)
Class A	(5,328,544)	$ (24,347,417)	(5,550,228)	$ (27,268,911)
Class B	(163,327)	(767,435)	(306,970)	(1,507,724)
Class C	(247,403)	(1,098,191)	(3,858,497)	(18,991,789)
Class R6	88	411	2,036*	10,079*
Class S	(327,126)	(611,357)	6,829,090	33,812,923
Institutional Class**	8,565	40,412	—	—
		$ (26,783,577)		$ (13,945,422)

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

** For the period from November 3, 2014 (commencement of operations of Institutional Class) to October 31, 2015.

I. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended October 31, 2015 is as follows:

Affiliate	Value ($) at 10/31/2014	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 10/31/2015
Deutsche Floating Rate Fund	12,692,729	14,000,000	13,967,200	(796,852)	1,071,258	—	11,369,141
Deutsche Variable NAV Money Fund	5,015,027	11,947	—	—	12,413	—	5,026,974
Central Cash Management Fund	86,534,697	797,594,983	846,611,071	—	54,857	—	37,518,609
Total	104,242,453	811,606,930	860,578,271	(796,852)	1,138,528	—	53,914,724

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Unconstrained Income Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Unconstrained Income Fund (one of the Funds constituting Deutsche Income Trust) (the "Fund"), including the investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income Fund (one of the Funds constituting Deutsche Income Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 973.90	$ 967.50	$ 968.50	$ 972.60	$ 972.90	$ 972.50
Expenses Paid per $1,000*	$ 4.98	$ 9.08	$ 8.73	$ 4.47	$ 4.23	$ 4.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,020.16	$ 1,015.98	$ 1,016.33	$ 1,020.67	$ 1,020.92	$ 1,020.67
Expenses Paid per $1,000*	$ 5.09	$ 9.30	$ 8.94	$ 4.58	$ 4.33	$ 4.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Unconstrained Income Fund	1.00%	1.83%	1.76%	.90%	.85%	.90%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended October 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $905,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 494	25155T 486	25155T 478	25155T 437
Fund Number	010	210	310	2391	1010

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche unconstained income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$82,274	$0	$9,160	$0
2014	$80,047	$0	$8,724	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$473,574	$2,763,576
2014	$0	$291,072	$7,017,733

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$9,160	$3,237,150	$880,336	$4,126,646
2014	$8,724	$7,308,805	$411,123	$7,728,652

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015